UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2017

Annual Report

to Shareholders

Deutsche Global High Income Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
28	Statement of Assets and Liabilities
30	Statement of Operations
31	Statements of Changes in Net Assets
33	Financial Highlights

39	Notes to Financial Statements
54	Report of Independent Registered Public Accounting Firm
55	Information About Your Fund’s Expenses
56	Tax Information
57	Advisory Agreement Board Considerations and Fee Evaluation
62	Board Members and Officers
67	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Global High Income Fund

Letter to Shareholders

Dear Shareholder:

The expansion continues.

Incoming information suggests the economy’s growth still has momentum, underpinned by sound domestic fundamentals and an improved global backdrop.

Here in the U.S., solid income growth, improvements in net worth, manageable debt, elevated confidence and firm labor markets should continue to support consumer spending. Meanwhile, business investment has shown signs of picking up, supported by improved confidence and still-favorable financial conditions.

And the positive trend is by no means limited to the U.S. The international markets continue to see an improving environment, marked by growing corporate earnings and attractive valuations.

Our Chief Investment Office believes that central banks are likely to remain important as market drivers in 2018 while slowly scaling back their stimulus measures. The U.S. Federal Reserve Board is likely to continue its cycle of rate hikes with two increases anticipated in 2018 while the European Central Bank is expected to end its bond purchases. The moderate inflation environment as well as an overall expansionary monetary policy should limit the upward pressure on yields.

One of the positive elements of being a global asset manager is insight gained from a network of our analysts located around the world. We encourage you to visit our website — deutschefunds.com — to stay abreast of developments and their potential impact on the U.S. and global markets.

As always, we appreciate your trust and the opportunity to serve your investment needs.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Global High Income Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Deutsche Global High Income Fund returned 8.53% during the 12-month period ended October 31, 2017. The fund underperformed the 9.24% return of its benchmark, the BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index, but it outperformed the 7.93% average gain for the funds in its Morningstar peer group, High Yield Bond Funds. The fund has outpaced its peers in the five- and 10-year periods ended October 31, 2017.

Investment Process

Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market.

Both the U.S. and European high-yield markets produced positive returns in the past year. The U.S. market gained 9.14%, as gauged by the BofA Merrill Lynch US High Yield Master II Constrained Index, while Europe rose 8.10% based on the BofA Merrill Lynch European High Yield Constrained Index.

Similar to other segments of the financial markets, high-yield bonds benefited from the backdrop of synchronized global growth. Whereas the United States was the primary workhorse for the world economy in the middle part of the decade, the past year brought improving growth across Europe, Asia and the emerging markets. The broadening expansion contributed to a recovery in energy and commodity prices, which provided a boost to high-yield bonds. The benefit was most pronounced in the

4	Deutsche Global High Income Fund

United States due to the higher weighting of these sectors in the domestic market compared to Europe. The continuation of accommodative central bank policies was a further tailwind, as the low yields on global government bonds prompted investors to gravitate toward the more attractive income in higher-risk areas of the fixed-income market.

In the United States, investors remained confident that the U.S. Federal Reserve Board (the Fed) — while raising interest rates — would maintain a measured and well-communicated approach to tightening policy. The market was further supported by rising corporate earnings and declining recession risk, which enhanced investor confidence and contributed to the search for yield in higher-risk fixed-income assets. Together, these factors fueled steady demand and helped the market handily overcome the substantial increase in new-issue supply versus the prior year. Although the market was affected periodically by heightened geopolitical tensions and the impact of recent hurricanes, volatility was generally limited.

Consistent with investors’ hearty appetite for risk, lower-quality debt outperformed in both the United States and Europe. CCC rated issues delivering the strongest returns, outpacing both single B and BB rated securities.

Fund Performance

We continued to look for security-specific opportunities where the yields provided favorable compensation for the underlying risks. Although our primary emphasis is on bottom-up credit research and individual issue selection, the fund’s broader allocations can have an impact on results. During the past year, for instance, overweights in the metals and mining, chemicals and cable/satellite industries contributed positively. However, underweights in the technology and oil field services industries detracted. From a ratings perspective, an overweight in single B rated bonds contributed to performance, while an underweight in lower-rated bonds, including those rated CCC rated and below, detracted.

At the individual security level, the metals and mining company Teck Resources Ltd. was among the leading contributors to fund performance.

Deutsche Global High Income Fund	5

The bonds were supported by continuing recovery in commodity prices, the company’s successful debt-reduction initiative, and an upgrade to its credit rating. The bonds of The Chemours Company, a manufacturer and marketer of specialty and commodity chemicals, moved higher due to its improved financial metrics and the increasing prices for its products. The bonds of Cott Corporation, a global beverage producer and distributor, also traded stronger after the company announced it would sell assets to reduce debt and improve its business profile.

“Similar to other segments of the financial markets, high-yield bonds benefited from the backdrop of synchronized global growth.”

On the negative side, the fund was hurt by being underweight in Telecom Italia SpA. The bonds of the European wireline telecommunications services provider rallied on the strength of an improving credit outlook and European Union regulators’ approval by for the firm to be acquired by a larger telecom company. An underweight in the lower-rated bonds of the satellite services provider Intelsat Jackson Holdings SA also detracted from results. The company took steps to improve its financial condition, including refinancing its near-term debt maturities, which boosted its bond prices. Similarly, a zero weighting in Tesco PLC cost the fund some performance versus the benchmark. The U.K.-based operator of supermarkets and pharmacies improved its competitive position and sought regulatory approval for the acquisition of a large convenience store franchise.

The fund employed derivatives during the period to manage its currency exposure by hedging the fund’s exposure to the euro back into U.S. dollars. This aspect of our approach was a modest detractor given that the European currency rose in value.

Outlook and Positioning

We retain a favorable view on the global high-yield market. We consider forecasts for continuing global economic growth, combined with the consistent and measured shift away from an accommodative stance by the major central banks, as being supportive for the asset class. The use of new-issuance proceeds continues to be dominated by refinancing, which has substantially reduced concerns about near-term maturities for

6	Deutsche Global High Income Fund

high-yield issuers and led to decreasing default expectations. Recent economic data has been largely positive, and we see a low probability of a global recession in the next year. Not least, we anticipate that absolute yields remain attractive enough to fuel continued investor demand.

Potential disruptions to this outlook include the possibility of the European Central Bank tapering its quantitative easing policy, faster-than-expected tightening by the U.S. Federal Reserve and lingering geopolitical/macroeconomic issues. Additionally, we are concerned about growing tail risk given that increased issuance of lower-quality debt could lead to a meaningful a market disruption once the cycle turns and credit conditions tighten. We also think the credit cycle may be entering extended territory. We therefore believe portfolio performance will be driven by detailed credit analysis and a thorough understanding of downside risks.

We retain a positive view on single B rated issues, which we believe offer the best risk-adjusted return potential in the global high-yield market. The fund is underweight BBs to fund the cash needed for liquidity requirements, and we remain highly selective with regard to lower-quality CCC rated issues.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

–	Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Head of US High Yield Bonds: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

–	Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Current and future portfolio holdings are subject to risk.

Deutsche Global High Income Fund	7

Terms to Know

The BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield Index that are non-financials and are from developed markets countries, but caps issuer exposure at 2%.

The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The BofA Merrill Lynch Euro High Yield Constrained Index is designed to track the performance of euro- and British pound sterling-denominated below-investment-grade corporate debt publicly issued in the eurobond, sterling domestic or euro domestic markets by issuers around the world.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. The average category returns for the one-, five- and 10-year periods ended October 31, 2017 were 7.93%, 5.01% and 6.20%. It is not possible to invest directly in a Morningstar category.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

8	Deutsche Global High Income Fund

Performance Summary	October 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	8.53%	5.79%	6.42%
Adjusted for the Maximum Sales Charge (max 4.50% load)	3.65%	4.82%	5.93%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	9.24%	6.53%	7.65%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	8.35%	5.72%	6.39%
Adjusted for the Maximum Sales Charge (max 2.50% load)	5.64%	5.18%	6.12%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	9.24%	6.53%	7.65%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
Unadjusted for Sales Charge	7.73%	5.01%	5.65%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	7.73%	5.01%	5.65%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	9.24%	6.53%	7.65%

Class R6			Life of Class*
Average Annual Total Returns as of 10/31/17
No Sales Charges			9.14%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†			9.24%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	8.59%	6.03%	6.63%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	9.24%	6.53%	7.65%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/17
No Sales Charges	8.86%	6.11%	6.78%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	9.24%	6.53%	7.65%

Deutsche Global High Income Fund	9

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017, are 1.06%, 1.11%, 1.82%, 0.78%, 0.87% and 0.75% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of Deutsche Global High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

10	Deutsche Global High Income Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on November 1, 2016.

†	Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

	Class A	Class T		Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/17	$6.94	$6.95		$6.97	$6.92	$6.98	$6.92
6/5/17 (commencement of operations of Class T)	$—	$6.91		$—	$—	$—	$—
11/1/16 (commencement of operations of Class R6)	$—	$—		$—	$6.65	$—	$—
10/31/16	$6.70	$—		$6.73	$—	$6.74	$6.68
Distribution Information as of 10/31/17
Income Dividends, Twelve Months	$.25	$.10	**	$.21	$.26	$.26	$.26
October Income Dividend	$.0264	$.0262		$.0220	$.0282	$.0277	$.0278
Return of Capital	$.07	$.03		$.06	$.08	$.08	$.08
SEC 30-day Yield‡‡	3.63%	3.82%		3.06%	4.10%	4.01%	4.06%
Current Annualized Distribution Rate‡‡	4.56%	4.52%		3.79%	4.89%	4.76%	4.82%

**	For the period from June 5, 2017 (commencement of operations) to October 31, 2017.

‡‡	The SEC yield is net investment income per share earned over the year ended October 31, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.67%, 2.98%, 3.89%, 3.83% and 3.99% for Class T, Class C, Class R6, Class S and Institutional Class shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Deutsche Global High Income Fund	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/17	10/31/16
Corporate Bonds	93%	98%
Cash Equivalents	7%	1%
Convertible Bonds	0%	1%
Government & Agency Obligations	0%	0%
Loan Participations and Assignments	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/17	10/31/16
Consumer Discretionary	26%	27%
Materials	19%	19%
Energy	16%	12%
Telecommunication Services	11%	12%
Industrials	8%	8%
Health Care	6%	7%
Consumer Staples	5%	3%
Information Technology	3%	3%
Utilities	3%	3%
Financials	2%	5%
Real Estate	1%	1%
Other Government Related	0%	0%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/17	10/31/16
United States	63%	61%
Canada	8%	7%
Luxembourg	5%	5%
Netherlands	5%	5%
Cayman Islands	3%	2%
Germany	2%	3%
United Kingdom	2%	4%
France	2%	3%
Ireland	2%	4%
Jersey	2%	1%
Italy	1%	2%
Other	5%	3%
	100%	100%

12	Deutsche Global High Income Fund

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/17	10/31/16
AAA	1%	0%
BBB	4%	13%
BB	56%	51%
B	35%	34%
CCC	4%	2%
Not Rated	0%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 67 for contact information.

Deutsche Global High Income Fund	13

Investment Portfolio	as of October 31, 2017

	Principal Amount ($)(a)		Value ($)
Corporate Bonds 92.3%
Consumer Discretionary 23.9%
1011778 B.C. Unlimited Liability Co.:
144A, 4.25%, 5/15/2024		870,000	876,264
144A, 5.0%, 10/15/2025		1,325,000	1,349,844
Adient Global Holdings Ltd.:
144A, 3.5%, 8/15/2024	EUR	1,000,000	1,229,790
REG S, 3.5%, 8/15/2024	EUR	1,700,000	2,090,643
144A, 4.875%, 8/15/2026		1,445,000	1,486,544
Allison Transmission, Inc., 144A, 4.75%, 10/1/2027		725,000	732,250
Ally Financial, Inc., 5.75%, 11/20/2025 (b)		600,000	662,250
Altice Financing SA:
144A, 6.5%, 1/15/2022		330,000	341,550
144A, 7.5%, 5/15/2026		2,630,000	2,883,137
Altice Finco SA, 144A, 8.125%, 1/15/2024		200,000	215,524
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		830,000	863,200
AMC Networks, Inc., 4.75%, 8/1/2025		1,060,000	1,058,675
American Axle & Manufacturing, Inc.:
144A, 6.25%, 4/1/2025 (b)		615,000	630,375
144A, 6.5%, 4/1/2027 (b)		590,000	602,538
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		2,155,000	2,273,525
Ashton Woods U.S.A. LLC:
144A, 6.75%, 8/1/2025		1,220,000	1,207,800
144A, 6.875%, 2/15/2021		18,000	18,473
Beacon Escrow Corp., 144A, 4.875%, 11/1/2025		1,840,000	1,862,448
Boyd Gaming Corp., 6.875%, 5/15/2023		310,000	332,863
Cablevision Systems Corp., 5.875%, 9/15/2022		4,000,000	4,115,000
CalAtlantic Group, Inc., 5.0%, 6/15/2027		340,000	357,425
Caleres, Inc., 6.25%, 8/15/2023		270,000	284,175
Carlson Travel, Inc., 144A, 9.5%, 12/15/2024		2,310,000	2,165,625
CCO Holdings LLC:
144A, 5.0%, 2/1/2028		2,215,000	2,198,387
144A, 5.125%, 5/1/2027		4,435,000	4,479,350
144A, 5.5%, 5/1/2026		1,970,000	2,019,250
144A, 5.875%, 4/1/2024		765,000	814,725
144A, 5.875%, 5/1/2027		1,040,000	1,089,088
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021		1,216,000	1,237,280
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		2,315,000	2,390,237
Series B, 6.5%, 11/15/2022		690,000	714,150
Series A, 7.625%, 3/15/2020		210,000	208,950

The accompanying notes are an integral part of the financial statements.

14	Deutsche Global High Income Fund

	Principal Amount ($)(a)		Value ($)
CRC Escrow Issuer LLC, 144A, 5.25%, 10/15/2025		1,650,000	1,660,807
CSC Holdings LLC:
144A, 5.5%, 4/15/2027		2,970,000	3,059,100
144A, 6.625%, 10/15/2025		300,000	328,800
144A, 10.125%, 1/15/2023		1,395,000	1,597,275
144A, 10.875%, 10/15/2025		604,000	739,900
Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025		311,000	330,438
Dana Financing Luxembourg Sarl:
144A, 5.75%, 4/15/2025		1,940,000	2,056,400
144A, 6.5%, 6/1/2026		1,365,000	1,484,437
Dana, Inc., 5.5%, 12/15/2024		410,000	432,550
DISH DBS Corp.:
5.875%, 7/15/2022		1,800,000	1,810,134
5.875%, 11/15/2024		1,350,000	1,348,312
6.75%, 6/1/2021		2,590,000	2,719,500
EC Finance PLC, 144A, 2.375%, 11/15/2022 (c)	EUR	690,000	820,504
Eldorado Resorts, Inc., 6.0%, 4/1/2025		1,800,000	1,899,000
Europcar Drive Designated Activity Co., 144A, 4.125%, 11/15/2024 (c)	EUR	750,000	896,210
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		745,000	774,800
5.25%, 4/15/2023 (b)		5,070,000	5,386,875
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		930,000	959,946
144A, 5.25%, 12/15/2023		1,505,000	1,550,150
Grupo-Antolin Irausa SA, 144A, 3.25%, 4/30/2024	EUR	1,690,000	2,042,418
Hanesbrands Finance Luxembourg SCA, 144A, 3.5%, 6/15/2024	EUR	990,000	1,245,344
HD Supply, Inc., 144A, 5.75%, 4/15/2024		405,000	436,894
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		255,000	211,650
LKQ Italia Bondco SpA, 144A, 3.875%, 4/1/2024	EUR	880,000	1,133,192
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		355,000	362,100
Mediacom Broadband LLC, 6.375%, 4/1/2023		440,000	457,600
Mobilux Finance SAS, 144A, 5.5%, 11/15/2024	EUR	700,000	878,589
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021		675,000	702,338
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		310,000	319,300
Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027 (b)		480,000	496,800
PetSmart, Inc., 144A, 5.875%, 6/1/2025		415,000	362,088
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		265,000	266,656
Scientific Games International, Inc., 144A, 7.0%, 1/1/2022		2,080,000	2,199,600
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		235,000	238,525

The accompanying notes are an integral part of the financial statements.

Deutsche Global High Income Fund	15

	Principal Amount ($)(a)		Value ($)
SFR Group SA:
144A, 6.0%, 5/15/2022		860,000	896,550
144A, 7.375%, 5/1/2026		1,685,000	1,811,375
Sonic Automotive, Inc., 6.125%, 3/15/2027		555,000	573,038
Staples, Inc., 144A, 8.5%, 9/15/2025		725,000	639,813
Suburban Propane Partners LP, 5.75%, 3/1/2025		300,000	300,750
Telenet Finance VI Luxembourg SCA, 144A, 4.875%, 7/15/2027	EUR	2,000,000	2,574,911
Tesla, Inc., 144A, 5.3%, 8/15/2025 (b)		525,000	506,625
Toll Brothers Finance Corp., 4.875%, 3/15/2027		2,145,000	2,246,887
TRI Pointe Group, Inc., 5.25%, 6/1/2027		890,000	910,025
Unitymedia Hessen GmbH & Co., KG:
144A, 4.0%, 1/15/2025	EUR	890,000	1,104,237
144A, 5.5%, 1/15/2023		4,491,000	4,614,502
UPC Holding BV, 144A, 5.5%, 1/15/2028		3,090,000	3,074,550
UPCB Finance IV Ltd.:
144A, 4.0%, 1/15/2027	EUR	2,000,000	2,480,896
144A, 5.375%, 1/15/2025		2,585,000	2,643,162
UPCB Finance VII Ltd., 144A, 3.625%, 6/15/2029	EUR	1,720,000	2,012,934
Videotron Ltd., 144A, 5.125%, 4/15/2027		1,850,000	1,944,812
Viking Cruises Ltd., 144A, 5.875%, 9/15/2027		1,320,000	1,329,900
Virgin Media Finance PLC, 144A, 4.5%, 1/15/2025	EUR	1,000,000	1,231,246
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		3,490,000	3,621,573
144A, 5.5%, 8/15/2026		790,000	826,538
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023		370,000	384,800
Ziggo Bond Finance BV, 144A, 4.625%, 1/15/2025	EUR	870,000	1,081,825

			120,810,516

Consumer Staples 4.8%
Aramark International Finance Sarl, 144A, 3.125%, 4/1/2025	EUR	1,000,000	1,215,520
B&G Foods, Inc., 5.25%, 4/1/2025		1,955,000	1,996,544
Chobani LLC, 144A, 7.5%, 4/15/2025		220,000	238,975
Cott Beverages, Inc., 5.375%, 7/1/2022		915,000	953,316
Cott Corp., 144A, 5.5%, 7/1/2024	EUR	2,500,000	3,198,997
Cott Holdings, Inc., 144A, 5.5%, 4/1/2025		4,000,000	4,125,000
FAGE International SA, 144A, 5.625%, 8/15/2026		2,040,000	2,095,464
JBS Investments GmbH, 144A, 7.25%, 4/3/2024 (b)		1,275,000	1,259,062
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025		1,815,000	1,760,550
144A, 7.25%, 6/1/2021		1,050,000	1,070,454
Nomad Foods Bondco PLC, 144A, 3.25%, 5/15/2024	EUR	1,300,000	1,556,929

The accompanying notes are an integral part of the financial statements.

16	Deutsche Global High Income Fund

	Principal Amount ($)(a)	Value ($)
Pilgrim’s Pride Corp.:
144A, 5.75%, 3/15/2025	365,000	386,444
144A, 5.875%, 9/30/2027	1,125,000	1,170,000
Post Holdings, Inc.:
144A, 5.5%, 3/1/2025	535,000	557,737
144A, 5.75%, 3/1/2027	1,400,000	1,454,250
Simmons Foods, Inc., 144A, 5.75%, 11/1/2024	1,300,000	1,306,110

		24,345,352

Energy 15.2%
Antero Midstream Partners LP, 5.375%, 9/15/2024	675,000	702,000
Antero Resources Corp.:
5.125%, 12/1/2022	730,000	750,075
5.375%, 11/1/2021	520,000	533,650
5.625%, 6/1/2023	235,000	246,163
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022	1,560,000	1,626,300
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/2023 (b)	260,000	264,550
8.25%, 7/15/2025	675,000	727,313
Cheniere Corpus Christi Holdings LLC:
144A, 5.125%, 6/30/2027	2,485,000	2,562,656
5.875%, 3/31/2025	970,000	1,050,025
7.0%, 6/30/2024	2,475,000	2,824,594
Cheniere Energy Partners LP, 144A, 5.25%, 10/1/2025	1,105,000	1,138,150
Chesapeake Energy Corp.:
144A, 8.0%, 12/15/2022	832,000	895,182
144A, 8.0%, 1/15/2025	1,190,000	1,175,125
144A, 8.0%, 6/15/2027 (b)	2,275,000	2,193,953
Continental Resources, Inc.:
3.8%, 6/1/2024	1,750,000	1,699,687
4.5%, 4/15/2023	1,575,000	1,594,687
5.0%, 9/15/2022	2,183,000	2,207,559
Crestwood Midstream Partners LP:
5.75%, 4/1/2025	660,000	677,325
6.25%, 4/1/2023	1,745,000	1,814,800
CrownRock LP, 144A, 5.625%, 10/15/2025	1,195,000	1,213,379
Diamondback Energy, Inc., 4.75%, 11/1/2024	685,000	696,988
Energy Transfer Equity LP, 5.5%, 6/1/2027	2,800,000	2,968,000
Extraction Oil & Gas, Inc., 144A, 7.375%, 5/15/2024	465,000	495,225
Genesis Energy LP, 6.5%, 10/1/2025	2,110,000	2,136,375
Gulfport Energy Corp.:
6.0%, 10/15/2024	365,000	365,000
6.375%, 5/15/2025	640,000	649,600
144A, 6.375%, 1/15/2026	1,105,000	1,116,050

The accompanying notes are an integral part of the financial statements.

Deutsche Global High Income Fund	17

	Principal Amount ($)(a)	Value ($)
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024	945,000	940,275
144A, 5.75%, 10/1/2025	735,000	752,456
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024	1,385,000	1,450,788
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019	345,000	351,469
Jonah Energy LLC, 144A, 7.25%, 10/15/2025	685,000	685,000
Laredo Petroleum, Inc.:
5.625%, 1/15/2022	700,000	713,125
6.25%, 3/15/2023	630,000	653,625
MEG Energy Corp.:
144A, 6.375%, 1/30/2023	1,140,000	1,043,100
144A, 6.5%, 1/15/2025 (b)	1,345,000	1,338,275
Murphy Oil Corp., 5.75%, 8/15/2025	740,000	764,050
Murphy Oil U.S.A., Inc., 5.625%, 5/1/2027	405,000	429,300
Nabors Industries, Inc., 5.5%, 1/15/2023 (b)	500,000	476,875
Newfield Exploration Co., 5.375%, 1/1/2026	1,110,000	1,179,375
NGPL PipeCo LLC, 144A, 4.875%, 8/15/2027	1,960,000	2,028,600
NuStar Logistics LP, 5.625%, 4/28/2027	1,488,000	1,569,840
Oasis Petroleum, Inc.:
6.875%, 3/15/2022 (b)	1,000,000	1,025,000
6.875%, 1/15/2023 (b)	360,000	366,300
Parsley Energy LLC:
144A, 5.25%, 8/15/2025	330,000	333,300
144A, 5.375%, 1/15/2025	510,000	517,650
144A, 5.625%, 10/15/2027	905,000	933,851
PDC Energy, Inc., 6.125%, 9/15/2024	860,000	897,625
Peabody Energy Corp., 144A, 6.0%, 3/31/2022	130,000	133,900
Range Resources Corp.:
4.875%, 5/15/2025	680,000	656,200
5.0%, 8/15/2022	1,950,000	1,925,625
5.875%, 7/1/2022	395,000	404,875
Rice Energy, Inc., 7.25%, 5/1/2023	1,105,000	1,189,488
Seven Generations Energy Ltd., 144A, 5.375%, 9/30/2025	810,000	818,100
Southwestern Energy Co., 7.75%, 10/1/2027	1,450,000	1,508,000
Summit Midstream Holdings LLC, 5.75%, 4/15/2025	370,000	377,400
Sunoco LP:
6.25%, 4/15/2021	500,000	523,750
6.375%, 4/1/2023	3,005,000	3,192,812
Targa Resources Partners LP:
144A, 5.0%, 1/15/2028	1,940,000	1,944,850
5.375%, 2/1/2027	1,850,000	1,921,687
Trinidad Drilling Ltd., 144A, 6.625%, 2/15/2025	310,000	301,475

The accompanying notes are an integral part of the financial statements.

18	Deutsche Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Weatherford International Ltd.:
4.5%, 4/15/2022 (b)		1,195,000	1,081,475
8.25%, 6/15/2023		825,000	829,125
9.875%, 2/15/2024 (b)		515,000	551,050
Whiting Petroleum Corp.:
5.0%, 3/15/2019 (b)		800,000	807,000
5.75%, 3/15/2021 (b)		1,560,000	1,571,700
WildHorse Resource Development Corp., 144A, 6.875%, 2/1/2025		280,000	277,900
WPX Energy, Inc.:
5.25%, 9/15/2024		1,510,000	1,515,663
6.0%, 1/15/2022		1,320,000	1,374,450
7.5%, 8/1/2020		335,000	363,475
8.25%, 8/1/2023		800,000	901,000

			76,945,290

Financials 1.5%
Alliance Data Systems Corp., 144A, 5.25%, 11/15/2023	EUR	750,000	934,573
Intrum Justitia AB, 144A, 2.75%, 7/15/2022	EUR	2,640,000	3,150,585
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		295,000	311,963
Mercury Bondco PLC, 144A, 8.25%, 5/30/2021	EUR	2,000,000	2,456,901
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		285,000	287,850
Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025		465,000	470,812

			7,612,684

Health Care 5.6%
Avantor, Inc., 144A, 6.0%, 10/1/2024		525,000	535,500
Catalent Pharma Solutions, Inc., 144A, 4.875%, 1/15/2026		230,000	233,450
DaVita, Inc.:
5.0%, 5/1/2025		750,000	738,750
5.125%, 7/15/2024		750,000	751,875
Endo Dac, 144A, 6.0%, 7/15/2023		465,000	376,650
Endo Finance LLC, 144A, 5.375%, 1/15/2023		455,000	366,275
HCA, Inc.:
4.5%, 2/15/2027		2,207,000	2,226,311
5.25%, 6/15/2026		1,245,000	1,324,369
5.875%, 2/15/2026		5,125,000	5,387,656
Mallinckrodt International Finance SA, 144A, 5.625%, 10/15/2023 (b)		345,000	322,144
Nidda BondCo GmbH, 144A, 5.0%, 9/30/2025	EUR	600,000	716,597
Nidda Healthcare Holding AG, 144A, 3.5%, 9/30/2024	EUR	2,900,000	3,457,786
Tenet Healthcare Corp., 144A, 5.125%, 5/1/2025		680,000	662,150

The accompanying notes are an integral part of the financial statements.

Deutsche Global High Income Fund	19

	Principal Amount ($)(a)		Value ($)
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		1,775,000	1,746,156
144A, 5.5%, 11/1/2025		615,000	628,838
144A, 5.875%, 5/15/2023		720,000	608,400
144A, 6.125%, 4/15/2025		785,000	659,400
144A, 6.375%, 10/15/2020		153,000	152,044
144A, 6.5%, 3/15/2022		630,000	667,800
144A, 7.0%, 3/15/2024		1,510,000	1,634,575
144A, 7.5%, 7/15/2021		4,695,000	4,618,706
West Street Merger Sub, Inc., 144A, 6.375%, 9/1/2025		460,000	466,325

			28,281,757

Industrials 7.2%
Bombardier, Inc.:
144A, 5.75%, 3/15/2022 (b)		1,680,000	1,677,900
144A, 6.0%, 10/15/2022		520,000	512,200
Booz Allen Hamilton, Inc., 144A, 5.125%, 5/1/2025		170,000	173,400
Brand Industrial Services, Inc., 144A, 8.5%, 7/15/2025		700,000	740,250
Covanta Holding Corp.:
5.875%, 3/1/2024		425,000	426,063
5.875%, 7/1/2025		1,500,000	1,485,000
DAE Funding LLC:
144A, 4.5%, 8/1/2022		67,000	67,921
144A, 5.0%, 8/1/2024		173,000	176,676
GFL Environmental, Inc., 144A, 5.625%, 5/1/2022		875,000	907,812
IHO Verwaltungs GmbH, 144A, 4.5%, 9/15/2023		798,000	822,937
Koppers, Inc., 144A, 6.0%, 2/15/2025		1,235,000	1,324,537
La Financiere Atalian SAS, 144A, 4.0%, 5/15/2024	EUR	780,000	954,012
Masonite International Corp., 144A, 5.625%, 3/15/2023		755,000	791,806
Moog, Inc., 144A, 5.25%, 12/1/2022		370,000	383,875
Novafives SAS, 144A, 4.5%, 6/30/2021	EUR	300,000	355,583
Novelis Corp.:
144A, 5.875%, 9/30/2026		785,000	809,037
144A, 6.25%, 8/15/2024		2,285,000	2,410,675
Oshkosh Corp., 5.375%, 3/1/2025		50,000	53,000
Paprec Holding SA, 144A, 5.25%, 4/1/2022	EUR	2,080,000	2,525,860
Park Aerospace Holdings Ltd.:
144A, 4.5%, 3/15/2023		1,250,000	1,251,562
144A, 5.25%, 8/15/2022		4,725,000	4,914,000
144A, 5.5%, 2/15/2024		1,940,000	2,012,750
Ply Gem Industries, Inc., 6.5% , 2/1/2022		1,206,000	1,252,215
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		80,000	88,656

The accompanying notes are an integral part of the financial statements.

20	Deutsche Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Summit Materials LLC:
144A, 5.125%, 6/1/2025		190,000	192,375
6.125%, 7/15/2023		705,000	731,437
8.5%, 4/15/2022		310,000	346,425
TA Manufacturing Ltd., 144A, 3.625%, 4/15/2023	EUR	1,395,000	1,678,217
Tennant Co., 144A, 5.625%, 5/1/2025		170,000	177,438
The Brink’s Co., 144A, 4.625%, 10/15/2027		830,000	825,933
United Rentals North America, Inc.:
4.875%, 1/15/2028		1,050,000	1,055,250
5.5%, 5/15/2027		375,000	401,250
5.875%, 9/15/2026		483,000	526,470
WESCO Distribution, Inc., 5.375%, 6/15/2024		675,000	708,075
Wrangler Buyer Corp., 144A, 6.0%, 10/1/2025		415,000	424,338
ZF North America Capital, Inc.:
144A, 4.5%, 4/29/2022		960,000	1,003,200
144A, 4.75%, 4/29/2025		2,400,000	2,520,000

			36,708,135

Information Technology 3.1%
Cardtronics, Inc.:
5.125%, 8/1/2022		290,000	295,800
144A, 5.5%, 5/1/2025		1,115,000	1,109,425
Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025		1,210,000	1,237,225
Dell International LLC:
144A, 5.875%, 6/15/2021		545,000	570,767
144A, 7.125%, 6/15/2024		1,000,000	1,103,750
First Data Corp., 144A, 7.0%, 12/1/2023		2,200,000	2,354,044
j2 Cloud Services LLC, 144A, 6.0%, 7/15/2025		800,000	842,000
Match Group, Inc., 6.375%, 6/1/2024		425,000	461,656
Netflix, Inc.:
144A, 3.625%, 5/15/2027	EUR	1,610,000	1,924,637
144A, 4.375%, 11/15/2026		1,000,000	980,625
5.875%, 2/15/2025		500,000	539,800
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		310,000	277,450
Symantec Corp., 144A, 5.0%, 4/15/2025		920,000	961,400
TTM Technologies, Inc., 144A, 5.625%, 10/1/2025		1,105,000	1,127,100
Western Digital Corp.:
144A, 7.375%, 4/1/2023		1,140,000	1,248,300
10.5%, 4/1/2024		622,000	729,917

			15,763,896

The accompanying notes are an integral part of the financial statements.

Deutsche Global High Income Fund	21

	Principal Amount ($)(a)		Value ($)

Materials 17.0%
AK Steel Corp.:
6.375%, 10/15/2025 (b)		2,580,000	2,541,300
7.0%, 3/15/2027 (b)		3,765,000	3,793,237
7.5%, 7/15/2023		700,000	756,875
Alpha 3 BV, 144A, 6.25%, 2/1/2025		800,000	820,000
ARD Finance SA, 6.625%, 9/15/2023	EUR	2,000,000	2,503,518
Ardagh Packaging Finance PLC:
144A, 4.625%, 5/15/2023		1,560,000	1,602,900
144A, 6.0%, 2/15/2025		3,575,000	3,793,969
144A, 7.25%, 5/15/2024		1,055,000	1,159,181
BWAY Holding Co., 144A, 5.5%, 4/15/2024		2,160,000	2,251,800
Cascades, Inc., 144A, 5.5%, 7/15/2022		300,000	309,000
CEMEX Finance LLC, REG S, 4.625%, 6/15/2024	EUR	1,000,000	1,270,457
Cemex SAB de CV, 144A, 7.75%, 4/16/2026 (b)		2,858,000	3,236,971
Chemours Co.:
5.375%, 5/15/2027		700,000	747,250
6.125%, 5/15/2023	EUR	4,740,000	5,905,206
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		353,000	354,765
Constellium NV:
144A, 4.625%, 5/15/2021	EUR	1,150,000	1,366,940
144A, 5.75%, 5/15/2024		425,000	428,188
144A, 6.625%, 3/1/2025 (b)		4,500,000	4,668,750
144A, 7.875%, 4/1/2021		1,720,000	1,828,016
Cornerstone Chemical Co., 144A, 6.75%, 8/15/2024		900,000	911,250
FMG Resources (August 2006) Pty Ltd., 144A, 5.125%, 5/15/2024		660,000	678,975
Freeport-McMoRan, Inc.:
3.55%, 3/1/2022		1,440,000	1,425,600
3.875%, 3/15/2023 (b)		2,950,000	2,902,062
4.0%, 11/14/2021		1,000,000	1,007,500
5.4%, 11/14/2034		1,100,000	1,072,500
5.45%, 3/15/2043		830,000	780,200
6.875%, 2/15/2023		700,000	765,709
Hexion, Inc.:
6.625%, 4/15/2020		1,096,000	975,440
144A, 10.375%, 2/1/2022		250,000	235,625
Hudbay Minerals, Inc.:
144A, 7.25%, 1/15/2023		1,185,000	1,270,912
144A, 7.625%, 1/15/2025		295,000	325,238
Huntsman International LLC, 4.25%, 4/1/2025	EUR	670,000	883,726
Kaiser Aluminum Corp., 5.875%, 5/15/2024		695,000	747,994
Mercer International, Inc., 6.5%, 2/1/2024		620,000	655,650
Multi-Color Corp., 144A, 4.875%, 11/1/2025		250,000	252,500

The accompanying notes are an integral part of the financial statements.

22	Deutsche Global High Income Fund

	Principal Amount ($)(a)		Value ($)
NOVA Chemicals Corp.:
144A, 4.875%, 6/1/2024 (b)		2,390,000	2,434,812
144A, 5.25%, 6/1/2027		1,575,000	1,606,500
Nyrstar Netherlands Holdings BV, 144A, 8.5%, 9/15/2019	EUR	500,000	650,184
OI European Group BV, 144A, 3.125%, 11/15/2024	EUR	2,460,000	2,994,651
Plastipak Holdings, Inc., 144A, 6.25%, 10/15/2025		1,115,000	1,137,077
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		9,470,000	9,859,217
144A, 7.0%, 7/15/2024		925,000	987,438
SPCM SA:
144A, 2.875%, 6/15/2023	EUR	1,000,000	1,193,549
144A, 4.875%, 9/15/2025		1,000,000	1,027,500
Teck Resources Ltd.:
6.125%, 10/1/2035		1,750,000	1,981,875
6.25%, 7/15/2041		1,800,000	2,055,852
Tronox Finance PLC, 144A, 5.75%, 10/1/2025		705,000	735,844
United States Steel Corp.:
6.875%, 8/15/2025		2,030,000	2,059,181
144A, 8.375%, 7/1/2021		1,925,000	2,100,656
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		205,000	220,375
144A, 5.625%, 10/1/2024		670,000	732,813

			86,006,728

Real Estate 1.1%
CyrusOne LP, 144A, (REIT), 5.0%, 3/15/2024		480,000	503,400
Howard Hughes Corp., 144A, 5.375%, 3/15/2025		2,215,000	2,275,913
Iron Mountain, Inc., 144A, (REIT), 4.875%, 9/15/2027		845,000	855,824
MGM Growth Properties Operating Partnership LP, 144A, (REIT), 4.5%, 1/15/2028		770,000	768,075
MPT Operating Partnership LP:
(REIT), 5.0%, 10/15/2027		1,000,000	1,027,500
(REIT), 5.25%, 8/1/2026		170,000	177,001

			5,607,713

Telecommunication Services 10.2%
Bulgarian Telecommunications Co. EAD, 144A, 6.625%, 11/15/2018	EUR	1,000,000	1,169,858
CenturyLink, Inc.:
Series W, 6.75%, 12/1/2023 (b)		300,000	312,075
Series Y, 7.5%, 4/1/2024 (b)		1,555,000	1,652,187
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027		555,000	540,431
Digicel Ltd., 144A, 6.75%, 3/1/2023		785,000	774,842
eircom Finance DAC, 144A, 4.5%, 5/31/2022	EUR	500,000	606,549

The accompanying notes are an integral part of the financial statements.

Deutsche Global High Income Fund	23

	Principal Amount ($)(a)		Value ($)
Frontier Communications Corp.:
6.25%, 9/15/2021		3,010,000	2,468,200
7.125%, 1/15/2023		275,000	211,148
10.5%, 9/15/2022		1,600,000	1,396,000
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		415,000	463,763
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		1,400,000	1,347,080
144A, 8.0%, 2/15/2024		2,303,000	2,441,180
144A, 9.75%, 7/15/2025		1,270,000	1,277,938
SoftBank Group Corp.:
REG S, 4.75%, 7/30/2025	EUR	600,000	785,924
REG S, 6.0%, 7/30/2025		2,100,000	2,259,075
Sprint Capital Corp.:
6.875%, 11/15/2028		660,000	704,138
8.75%, 3/15/2032		1,560,000	1,891,500
Sprint Communications, Inc., 7.0%, 8/15/2020		445,000	479,354
Sprint Corp.:
7.125%, 6/15/2024		4,015,000	4,339,974
7.25%, 9/15/2021		2,000,000	2,180,000
7.625%, 2/15/2025		4,500,000	4,933,125
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		2,562,000	2,741,340
6.375%, 3/1/2025		1,019,000	1,100,520
6.5%, 1/15/2026		35,000	38,723
Telecom Italia Capital SA, 7.2%, 7/18/2036		2,100,000	2,601,900
Telecom Italia SpA, 144A, 5.303%, 5/30/2024		2,000,000	2,155,000
Telesat Canada, 144A, 8.875%, 11/15/2024		1,730,000	1,937,600
ViaSat, Inc., 144A, 5.625%, 9/15/2025		385,000	389,331
Wind Acquisition Finance SA:
144A, 3-month EURIBOR + 4.000%, 3.671%**, 7/15/2020	EUR	400,000	465,940
144A, 6.5%, 4/30/2020		380,000	392,958
Wind Tre SpA, 144A, 5.0%, 1/20/2026 (c)		2,345,000	2,360,214
Zayo Group LLC:
144A, 5.75%, 1/15/2027		2,410,000	2,539,537
6.0%, 4/1/2023		1,430,000	1,503,287
6.375%, 5/15/2025		1,005,000	1,081,742

			51,542,433

Utilities 2.7%
AmeriGas Partners LP:
5.5%, 5/20/2025		1,375,000	1,405,937
5.75%, 5/20/2027		1,275,000	1,302,094
Calpine Corp., 5.75%, 1/15/2025 (b)		390,000	370,500

The accompanying notes are an integral part of the financial statements.

24	Deutsche Global High Income Fund

	Principal Amount ($)(a)	Value ($)
Dynegy, Inc.:
7.375%, 11/1/2022 (b)	1,100,000	1,181,125
7.625%, 11/1/2024 (b)	390,000	426,075
144A, 8.125%, 1/30/2026 (b)	1,275,000	1,415,250
NextEra Energy Operating Partners LP, 144A, 4.5%, 9/15/2027	850,000	855,313
NGL Energy Partners LP, 5.125%, 7/15/2019	395,000	395,000
NRG Energy, Inc.:
6.25%, 7/15/2022	4,300,000	4,515,000
6.625%, 1/15/2027	1,715,000	1,826,475

		13,692,769
Total Corporate Bonds (Cost $448,529,120)		467,317,273

Government & Agency Obligation 0.4%
U.S. Treasury Obligation
U.S. Treasury Bills, 1.381%***, 10/11/2018 (d) (Cost $2,072,288)	2,100,000	2,071,806

Convertible Bonds 0.4%
Consumer Discretionary 0.0%
DISH Network Corp., 144A, 2.375%, 3/15/2024	225,000	216,141

Materials 0.4%
GEO Specialty Chemicals, Inc., USD-LIBOR +14.0% PIK, 10/18/2025** (e)	1,496,223	1,864,593
Total Convertible Bonds (Cost $1,723,136)		2,080,734

	Shares	Value ($)
Common Stocks 0.0%
Industrials 0.0%
Quad Graphics, Inc.	336	7,657

Materials 0.0%
GEO Specialty Chemicals, Inc.* (e)	136,977	45,572
GEO Specialty Chemicals, Inc. 144A* (e)	1,703	567

		46,139
Total Common Stocks (Cost $216,290)		53,796

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $239,283)	1,219	26,471

The accompanying notes are an integral part of the financial statements.

Deutsche Global High Income Fund	25

	Shares	Value ($)
Securities Lending Collateral 7.2%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 0.97% (f) (g) (Cost $36,204,404)	36,204,404	36,204,404

Cash Equivalents 6.5%
Deutsche Central Cash Management Government Fund, 1.08% (f) (Cost $33,078,752)	33,078,752	33,078,752

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $522,063,273)	106.8	540,833,236
Other Assets and Liabilities, Net	(6.8)	(34,261,597)

Net Assets	100.0	506,571,639

*	Non-income producing security.

**	Variable or floating rate security. These securities are shown at their current rate as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2017 amounted to $34,977,424, which is 6.9% of net assets.

(c)	When-issued security.

(d)	At October 31, 2017, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(e)	Investment was valued using significant unobservable inputs.

(f)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EURIBOR: Euro Interbank offered rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of October 31, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	54,764,421	USD	64,194,745	11/30/2017	296,741	Citigroup, Inc.

The accompanying notes are an integral part of the financial statements.

26	Deutsche Global High Income Fund

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	1,464,217	USD	1,708,122	11/30/2017	(297)	Citigroup, Inc.

Currency Abbreviations
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are, summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (h)
Corporate Bonds	$—	$467,317,273	$—	$467,317,273
Government & Agency Obligation	—	2,071,806	—	2,071,806
Convertible Bonds	—	216,141	1,864,593	2,080,734
Common Stocks	7,657	—	46,139	53,796
Warrant	—	—	26,471	26,471
Short-Term Investments (h)	69,283,156	—	—	69,283,156
Derivatives (i)
Forward Foreign Currency Contracts	$—	$296,741	$—	$296,741
Total	$69,290,813	$469,901,961	$1,937,203	$541,129,977

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)
Forward Foreign Currency Contracts	$—	$(297)	$—	$(297)
Total	$—	$(297)	$—	$(297)

There have been no transfers between fair value measurement levels during the year ended October 31, 2017.

(h)	See Investment Portfolio for additional detailed categorizations.

(i)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche Global High Income Fund	27

Statement of Assets and Liabilities

as of October 31, 2017

Assets
Investments in non-affiliated securities, at value (cost $452,780,117) — including $34,977,424 of securities loaned	$471,550,080
Investment in Deutsche Government & Agency Securities Portfolio (cost $36,204,404)*	36,204,404
Investment in Deutsche Central Cash Management Government Fund (cost $33,078,752)	33,078,752
Foreign currency, at value (cost $43,396)	43,473
Cash received as collateral for forward foreign currency contracts	1,120,000
Receivable for investments sold	487,466
Receivable for Fund shares sold	1,206,679
Interest receivable	6,487,253
Unrealized appreciation on forward foreign currency contracts	296,741
Other assets	40,090
Total assets	550,514,938

Liabilities
Payable upon return of securities loaned	36,204,404
Payable for investments purchased	759,986
Payable for investments purchased-when-issued/delayed delivery	4,022,383
Payable for Fund shares redeemed	878,498
Payable upon return of deposit for forward foreign currency contracts	1,120,000
Unrealized depreciation on forward foreign currency contracts	297
Distributions payable	376,962
Accrued management fee	112,247
Accrued Trustees’ fees	4,127
Other accrued expenses and payables	464,395
Total liabilities	43,943,299
Net assets, at value	$506,571,639

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

28	Deutsche Global High Income Fund

Statement of Assets and Liabilities as of October 31, 2017 (continued)

Net Assets Consist of

Accumulated distribution in excess of net investment income	(673,406)
Net unrealized appreciation (depreciation) on:
Investments	18,769,963
Foreign currency	22,219
Forward foreign currency contracts	296,444
Accumulated net realized gain (loss)	(1,945,383)
Paid-in capital	490,101,802
Net assets, at value	$506,571,639

Net Asset Value
Class A
Net Asset Value and redemption price per share ($46,043,097 ÷ 6,630,284 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.94
Maximum offering price per share (100 ÷ 95.50 of $6.94)	$7.27
Class T
Net Asset Value and redemption price per share ($10,236 ÷ 1,473 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.95
Maximum offering price per share (100 ÷ 97.50 of $6.95)	$7.13
Class C
Net Asset Value offering and redemption price per share ($24,626,872 ÷ 3,532,260 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.97
Class R6
Net Asset Value offering and redemption price per share ($11,176 ÷ 1,616 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.92
Class S
Net Asset Value offering and redemption price per share ($367,728,372 ÷ 52,681,971 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.98
Institutional Class
Net Asset Value offering and redemption price per share ($68,151,886 ÷ 9,844,856 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.92

The accompanying notes are an integral part of the financial statements.

Deutsche Global High Income Fund	29

Statement of Operations

for the year ended October 31, 2017

Investment Income
Income:
Interest (net of foreign taxes withheld of $18)	$25,857,444
Dividends	403
Income distributions — Deutsche Central Cash Management Government Fund	108,629
Securities lending income, net of borrower rebates	275,923
Total income	26,242,399
Expenses:
Management fee	2,137,105
Administration fee	460,572
Services to shareholders	748,409
Distribution and service fees	358,749
Custodian fee	14,095
Professional fees	132,471
Reports to shareholders	59,865
Registration fees	108,371
Trustees’ fees and expenses	25,682
Other	71,872
Total expenses before expense reductions	4,117,191
Expense reductions	(308,371)
Total expenses after expense reductions	3,808,820
Net investment income	22,433,579

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,344,254
Forward foreign currency contracts	(3,237,600)
Foreign currency	(150,191)
3,956,463
Change in net unrealized appreciation (depreciation) on:
Investments	11,669,364
Forward foreign currency contracts	639,243
Foreign currency	42,907
12,351,514
Net gain (loss)	16,307,977
Net increase (decrease) in net assets resulting from operations	$38,741,556

The accompanying notes are an integral part of the financial statements.

30	Deutsche Global High Income Fund

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income (loss)	$22,433,579	$18,418,792
Net realized gain (loss)	3,956,463	(3,850,792)
Change in net unrealized appreciation (depreciation)	12,351,514	17,313,777
Net increase (decrease) in net assets resulting from operations	38,741,556	31,881,777
Distributions to shareholders from:
Net investment income:
Class A	(1,917,376)	(2,420,008)
Class T*	(147)	—
Class B	—	(808	)***
Class C	(719,597)	(692,105)
Class R6**	(403)	—
Class S	(12,677,939)	(11,644,303)
Institutional Class	(2,064,481)	(2,275,013)
Net realized gains:
Class A	—	(773,980)
Class B	—	(2,120	)***
Class C	—	(254,596)
Class S	—	(4,198,489)
Institutional Class	—	(779,084)
Return of capital:
Class A	(542,973)	(156,803)
Class B	—	(52	)***
Class T*	(42)	—
Class C	(203,780)	(44,845)
Class R6**	(114)	—
Class S	(3,590,209)	(754,488)
Institutional Class	(584,631)	(147,409)
Total distributions	(22,301,692)	(24,144,103)

*	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

**	For the period from November 1, 2016 (commencement of operations of Class R6) to October 31, 2017.

***	For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Deutsche Global High Income Fund	31

Statement of Changes in Net Assets (continued)

	Years Ended October 31,
Increase (Decrease) in Net Assets	2017	2016

Fund share transactions:
Proceeds from shares sold	250,058,261	179,373,673
Reinvestment of distributions	20,081,579	21,120,090
Payments for shares redeemed	(195,557,683)	(105,752,085)
Redemption fees	5,427	21,869
Net increase (decrease) in net assets from Fund share transactions	74,587,584	94,763,547
Increase (decrease) in net assets	91,027,448	102,501,221
Net assets at beginning of period	415,544,191	313,042,970
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $673,406 and $12,540, respectively)	$506,571,639	$415,544,191

The accompanying notes are an integral part of the financial statements.

32	Deutsche Global High Income Fund

Financial Highlights

		Years Ended October 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$6.70	$6.61	$7.14	$7.17	$7.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.33	.35	.39	.42
Net realized and unrealized gain (loss)	.24	.21	(.41)	(.02)	.11
Total from investment operations	.56	.54	(.06)	.37	.53
Less distributions from:
Net investment income	(.25)	(.31)	(.34)	(.40)	(.43)
Net realized gains	—	(.12)	(.13)	—	(.01)
Return of capital	(.07)	(.02)	—	—	—
Total distributions	(.32)	(.45)	(.47)	(.40)	(.44)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.94	$6.70	$6.61	$7.14	$7.17
Total Return (%)[b]	8.53 [c]	8.42	(.64)	5.44 [c]	7.50

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	65	39	37	34
Ratio of expenses before expense reductions (%)	1.02	1.06	1.08	1.07	1.06
Ratio of expenses after expense reductions (%)	.99	1.06	1.08	1.07	1.06
Ratio of net investment income (%)	4.76	5.04	5.10	5.42	5.86
Portfolio turnover rate (%)	86	67	56	55	59

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

Deutsche Global High Income Fund	33

Class T	Period Ended 10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$6.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.13
Net realized and unrealized gain (loss)	.04
Total from investment operations	.17
Less distributions from:
Net investment income	(.10)
Return of capital	(.03)
Total distributions	(.13)
Net asset value, end of period	$6.95
Total Return (%)[c,d]	2.47	**

Ratios to Average Net Assets:
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.08	*
Ratio of expenses after expense reductions (%)	.85	*
Ratio of net investment income (%)	4.61	*
Portfolio turnover rate (%)	86	[e]

[a]	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain operating expenses not been reduced.

[e]	Represents the fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

34	Deutsche Global High Income Fund

		Years Ended October 31,
Class C	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$6.73	$6.64	$7.16	$7.20	$7.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.28	.30	.34	.37
Net realized and unrealized gain (loss)	.24	.21	(.40)	(.03)	.11
Total from investment operations	.51	.49	(.10)	.31	.48
Less distributions from:
Net investment income	(.21)	(.26)	(.29)	(.35)	(.38)
Net realized gains	—	(.12)	(.13)	—	(.01)
Return of capital	(.06)	(.02)	—	—	—
Total distributions	(.27)	(.40)	(.42)	(.35)	(.39)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.97	$6.73	$6.64	$7.16	$7.20
Total Return (%)[b]	7.73 [c]	7.76	(1.50)	4.65 [c]	6.68 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	22	12	11	12
Ratio of expenses before expense reductions (%)	1.77	1.82	1.83	1.83	1.82
Ratio of expenses after expense reductions (%)	1.72	1.82	1.83	1.82	1.82
Ratio of net investment income (%)	3.98	4.27	4.35	4.68	5.10
Portfolio turnover rate (%)	86	67	56	55	59

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

Deutsche Global High Income Fund	35

Class R6	Period Ended 10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$6.65
Income (loss) from investment operations:
Net investment income[b]	.34
Net realized and unrealized gain (loss)	.27
Total from investment operations	.61
Less distributions from:
Net investment income	(.26)
Return of capital	(.08)
Total distributions	(.34)
Redemption fees	.00	***
Net asset value, end of period	$6.92
Total Return (%)[c]	9.14	**

Ratios to Average Net Assets:
Net assets, end of period ($ thousands)	11
Ratio of expenses before expense reductions (%)	.84	*
Ratio of expenses after expense reductions (%)	.73	*
Ratio of net investment income (%)	4.97	*
Portfolio turnover rate (%)	86	[d]

[a]	For the period from November 1, 2016 (commencement of operations) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain operating expenses not been reduced.

[d]	Represents the fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

36	Deutsche Global High Income Fund

		Years Ended October 31,
Class S	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$6.74	$6.65	$7.17	$7.21	$7.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.34	.37	.41	.44
Net realized and unrealized gain (loss)	.24	.21	(.40)	(.03)	.12
Total from investment operations	.58	.55	(.03)	.38	.56
Less distributions from:
Net investment income	(.26)	(.32)	(.36)	(.42)	(.45)
Net realized gains	—	(.12)	(.13)	—	(.01)
Return of capital	(.08)	(.02)	—	—	—
Total distributions	(.34)	(.46)	(.49)	(.42)	(.46)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.98	$6.74	$6.65	$7.17	$7.21
Total Return (%)[b]	8.59	8.78	(.53)	5.70	7.89

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	368	272	225	231	244
Ratio of expenses before expense reductions (%)	.84	.87	.88	.89	.89
Ratio of expenses after expense reductions (%)	.76	.85	.85	.82	.82
Ratio of net investment income (%)	4.93	5.24	5.33	5.68	6.10
Portfolio turnover rate (%)	86	67	56	55	59

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

Deutsche Global High Income Fund	37

		Years Ended October 31,
Institutional Class	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$6.68	$6.59	$7.11	$7.15	$7.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.34	.37	.41	.44
Net realized and unrealized gain (loss)	.24	.21	(.40)	(.03)	.11
Total from investment operations	.58	.55	(.03)	.38	.55
Less distributions from:
Net investment income	(.26)	(.32)	(.36)	(.42)	(.45)
Net realized gains	—	(.12)	(.13)	—	(.01)
Return of capital	(.08)	(.02)	—	—	—
Total distributions	(.34)	(.46)	(.49)	(.42)	(.46)
Redemption fees	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.92	$6.68	$6.59	$7.11	$7.15
Total Return (%)	8.86 [b]	8.75	(.36)	5.76	7.84

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	56	37	29	29
Ratio of expenses before expense reductions (%)	.73	.75	.78	.76	.74
Ratio of expenses after expense reductions (%)	.69	.75	.78	.76	.74
Ratio of net investment income (%)	5.00	5.33	5.41	5.72	6.20
Portfolio turnover rate (%)	86	67	56	55	59

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

38	Deutsche Global High Income Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global High Income Fund (the “Fund”) is a diversified series of Deutsche Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective November 1, 2016 the Fund launched Class R6. Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Deutsche Global High Income Fund	39

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual

40	Deutsche Global High Income Fund

restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche

Deutsche Global High Income Fund	41

Investment Management Americas Inc. As of October 31, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of October 31, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2017, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

42	Deutsche Global High Income Fund

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $1,907,391, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency exchange contracts and swaps. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(1,907,391)
Net unrealized appreciation (depreciation) on investments	$18,731,971

Deutsche Global High Income Fund	43

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $522,101,265. The net unrealized appreciation for all investments based on tax cost was $18,731,971. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $21,797,788 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $3,065,817.

In addition, during the year ended October 31, 2017, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2017	2016
Distributions from ordinary income*	$17,379,943	$23,040,506
Return of capital	$4,921,749	$1,103,597

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

44	Deutsche Global High Income Fund

B. Derivative Instruments

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $55,944,000 to $69,552,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from approximately $0 to $5,637,000.

The following table summarizes the value of the Fund’s derivative instruments held as of October 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$296,741

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (b)	$(297)

The above derivative is located in the following Statement of Assets and Liabilities account:

(b)	Unrealized depreciation on forward foreign currency contracts.

Deutsche Global High Income Fund	45

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (c)	$(3,237,600)

The above derivative is located in the following Statement of Operations account:

(c)	Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (d)	$639,243

The above derivative is located in the following Statement of Operations account:

(d)	Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received (e)	Net Amount of Derivative Assets
Citigroup, Inc.	$296,741	$(297)	$—	$296,444	$—

46	Deutsche Global High Income Fund

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$297	$(297)	$—	$—	$—

(e)	The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $421,838,869 and $380,031,353, respectively. There were no purchases and sales of U.S. Treasury securities during the period.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to July 1, 2017, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund’s average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

Effective July 1, 2017, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.40%.

Accordingly, for the year ended October 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund’s average daily net assets.

Deutsche Global High Income Fund	47

For the period from November 1, 2016 through January 31, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.10%
Class C	1.85%
Class R6	.90%
Class S	.85%
Institutional Class	.85%

For the period from February 1, 2017 through May 31, 2017 the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.15%
Class C	1.90%
Class R6	.90%
Class S	.90%
Institutional Class	.90%

Effective June 1, 2017 through September 30, 2018, and for the period from June 5, 2017 (commencement of operations) to September 30, 2018 for Class T shares, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.85%
Class T	.85%
Class C	1.60%
Class R6	.55%
Class S	.65%
Institutional Class	.60%

48	Deutsche Global High Income Fund

For the year ended October 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$17,431
Class T	9
Class C	13,225
Class R6	12
Class S	255,616
Institutional Class	22,078
$308,371

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2017, the Administration Fee was $460,572, of which $42,871 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2017 and for the period from June 5, 2017 (commencement of operations) to October 31, 2017 for Class T shares, the amounts charged to the Fund by DSC were as follows:

Service Provider Fee	Total Aggregated	Unpaid at October 31, 2017
Class A	$8,099	$2,621
Class T	9	9
Class C	1,547	520
Class R6	19	9
Class S	67,190	21,577
Institutional Class	1,963	647
	$78,827	$25,383

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group

Deutsche Global High Income Fund	49

agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2017
Class C	$175,056	$15,680

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2017 and for the period from June 5, 2017 (commencement of operations) to October 31, 2017 for Class T shares, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2017	Annual Rate
Class A	$125,423	$27,918	.24%
Class T	10	9	.25%
Class C	58,260	15,375	.25%
	$183,693	$43,302

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2017 aggregated $18,395.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2017, the CDSC for Class C shares aggregated $9,058. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2017, DDI received $3,716 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $23,005, of which $9,482 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

50	Deutsche Global High Income Fund

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $20,803.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2017, there was one account that held approximately 13% of the outstanding shares of the Fund.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs.

Deutsche Global High Income Fund	51

High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2017.

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	3,051,403	$20,785,554	$6,283,022		$40,440,589
Class T*	1,447	10,000	—		—
Class C	977,156	6,699,320	1,983,297		12,808,545
Class R6**	1,541	10,256	—		—
Class S	27,797,580	189,927,372	14,482,784		94,038,201
Institutional Class	4,769,030	32,625,759	4,987,419		32,086,338
		$250,058,261			$179,373,673

Shares issued to shareholders in reinvestment of distributions
Class A	345,165	$2,350,351	$488,300		$3,149,861
Class T*	26	181	—		—
Class B	—	—	454	***	2,870	***
Class C	128,489	880,835	140,196		907,325
Class R6**	75	508	—		—
Class S	2,075,107	14,255,785	2,166,800		14,015,758
Institutional Class	381,077	2,593,919	474,099		3,044,276
		$20,081,579			$21,120,090

52	Deutsche Global High Income Fund

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares		Dollars

Shares redeemed
Class A	(6,499,650)	$(44,011,040)	$(2,944,576)		$(19,051,597)
Class B	—	—	(18,545	)***	(114,796	)***
Class C	(908,493)	(6,223,167)	(650,090)		(4,204,264)
Class S	(17,623,564)	(120,884,649)	(10,020,806)		(65,010,125)
Institutional Class	(3,624,057)	(24,438,827)	(2,728,600)		(17,371,303)
		$(195,557,683)			$(105,752,085)

Redemption fees		$5,427			$21,869

Net increase (decrease)
Class A	(3,103,082)	$(20,874,227)	$3,826,746		$24,539,814
Class T*	1,473	10,181	—		—
Class B	—	—	(18,091	)***	(111,926	)***
Class C	197,152	1,357,151	1,473,403		9,511,606
Class R6**	1,616	10,764	—		—
Class S	12,249,123	83,302,855	6,628,778		43,064,415
Institutional Class	1,526,050	10,780,860	2,732,918		17,759,638
		$74,587,584			$94,763,547

*	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

**	For the period from November 1, 2016 (commencement of operations of Class R6) to October 31, 2017.

***	For the period from November 1, 2015 to February 10, 2016 (see Note A).

Deutsche Global High Income Fund	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and Shareholders of the Deutsche Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Global High Income Fund (the “Fund”) as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent, brokers, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts	PricewaterhouseCoopers LLP
December 21, 2017

54	Deutsche Global High Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2017 to October 31, 2017).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Global High Income Fund	55

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class T*	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,035.50	$1,023.20	$1,033.10	$1,037.10	$1,036.50	$1,038.40
Expenses Paid per $1,000**	$4.57	$3.51	$8.35	$3.08	$3.49	$3.24

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,020.72	$1,020.92	$1,016.99	$1,022.18	$1,021.78	$1,022.03
Expenses Paid per $1,000**	$4.53	$4.33	$8.29	$3.06	$3.47	$3.21

*	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

**	Expenses (hypothetical expenses if Class T had been in existence from May 1, 2017) are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Deutsche Global High Income Fund	.89%	.85%	1.63%	.60%	.68%	.63%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Taxpayers filing on a calendar year basis will receive tax information for the 2017 calendar year after year end.

56	Deutsche Global High Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Global High Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

Deutsche Global High Income Fund	57

Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2016.

58	Deutsche Global High Income Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that, effective July 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.40%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits

Deutsche Global High Income Fund	59

attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

60	Deutsche Global High Income Fund

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Advisory Agreement Amendment

At a meeting held in July 2017, the Board of Trustees, all members of which are Independent Trustees, approved an amendment to the Fund’s Agreement to adopt a revised management fee schedule reducing DIMA’s management fee under the Agreement. The revised management fee schedule took effect as of July 1, 2017.

In connection with its review of the amendment in July 2017, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2016. In addition, the Board considered:

–	With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

–	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund.

Deutsche Global High Income Fund	61

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	92	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	95	—

62	Deutsche Global High Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	92	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	92	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	92	—

Deutsche Global High Income Fund	63

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	92	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	92	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	92	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	92	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

64	Deutsche Global High Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	92	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	92	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); Director, Deutsche AM Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[8] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management

Deutsche Global High Income Fund	65

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, New York 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728 -3337.

66	Deutsche Global High Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche Global High Income Fund	67

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHTX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 296	25155T 700	25155T 601	25155T 502
Fund Number	416	1716	716	2100	596

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access(800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click “Retirement Plans“ to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SGHRX
CUSIP Number	25155T 353
Fund Number	1616

68	Deutsche Global High Income Fund

DGHIF-2

(R-024965-7 12/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Global High Income Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$87,265	$3,000	$0	$0
2016	$91,465	$0	$0	$0

“Audit- Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global High Income Fund, a series of Deutsche Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/29/2017